Segment Information	12 Months Ended
Dec. 31, 2021
Disclosure Of Operating Segments [Abstract]
Segment Information

24.	SEGMENT INFORMATION

The company’s major business is research and development and operates only in one single segment. The Board of directors, who allocates resources and assesses performance of the Company as a whole, has identified that the Company has only one reportable operating segment.

The Company has only one reportable operating segment, and therefore, the reportable segment information is the same as the financial statements. The following is an analysis of the Company’s revenue from its major products and services.

	For the year ended December 31
	2019	2020	2021
Out-licensing	$3,000,000	$-	$-

For the year ended December 31, 2019, there was revenue generated from out-licensing of commercialization rights in South Korea to Kyungnam Biopharma (previously known as Biogenetics) for varlitinib and farudodstat amounting to $3 million.